SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)	September 29, 2003

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado 80202

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☐ No ☐

(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court for the District of Delaware. Through October 14, 2003, no plan or plans of reorganization have been confirmed by such court.)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1 Chapter 11 Trustee's Plan Supplement
EX-99.2 Initial Equity Committee Plan Supplement
EX-99.3 Second Equity Committee Plan Supplement

Item 5. Other Events and Regulation FD Disclosure

On September 29, 2003, Arlin M. Adams, Esquire, the Chapter 11 trustee for the bankruptcy estates of Coram Healthcare Corporation (“CHC”) and its wholly-owned subsidiary, Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”), filed a Plan Supplement (the “Trustee’s Plan Supplement”) to the Chapter 11 Trustee’s Amended Joint Plan of Reorganization, as modified, with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Debtors’ jointly administered bankruptcy cases. The Trustee’s Plan Supplement has been attached hereto as Exhibit 99.1. Additionally, the Official Committee of the Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”) filed the Initial and Second Plan Supplements to its Second Amended Plan Of Reorganization (collectively hereinafter referred to as the “Equity Committee’s Plan Supplements”) with the Bankruptcy Court on September 29, 2003 and October 3, 2003, respectively. The Equity Committee’s Plan Supplements have been attached hereto as Exhibits 99.2 and 99.3. Each of the Trustee’s Plan Supplement and the Equity Committee’s Plan Supplements may be subject to future changes and/or amendments.

As previously reported on CHC’s Current Report on Form 8-K, dated July 11, 2003 (the “July 2003 Form 8-K”), competing proposed plans of reorganization were filed with the Bankruptcy Court in the Debtors’ bankruptcy cases by the Chapter 11 trustee and the Equity Committee.

The Chapter 11 trustee’s proposed plan of reorganization, which was subsequently modified, and the Chapter 11 trustee’s disclosure statement were filed with the Bankruptcy Court on June 17, 2003 and June 24, 2003, respectively. Moreover, the Equity Committee’s proposed plan of reorganization and the Equity Committee’s disclosure statement were filed with the Bankruptcy Court on June 17, 2003 and June 26, 2003, respectively. Each of the Chapter 11 trustee’s and the Equity Committee’s proposed plans of reorganization and related disclosure statements were filed as exhibits to the July 2003 Form 8-K and are subject to changes or amendments. In connection therewith, a modification to the Chapter 11 trustee’s proposed plan of reorganization was previously filed with the Bankruptcy Court on September 8, 2003 and as an exhibit to CHC’s Current Report on Form 8-K, dated September 23, 2003.

The deadlines to vote on each of the proposed plans of reorganization have lapsed, except for a limited voting extension to October 31, 2003 for certain unsecured creditors that was granted by the Bankruptcy Court on September 24, 2003. In connection with the ongoing voting process, certain creditors and interest holders have voted on each and, in some cases, both of the proposed plans of reorganization. The Chapter 11 trustee’s proposed plan of reorganization, as modified, and the Equity Committee’s proposed plan of reorganization remain subject to confirmation by the Bankruptcy Court. The hearings to consider confirmation of each of the Chapter 11 trustee’s and the Equity Committee’s proposed plans of reorganization and any objections thereto commenced on September 30, 2003. The deadline to object to confirmation of either the Chapter 11 trustee’s proposed plan of reorganization or the Equity Committee’s proposed plan of reorganization was August 7, 2003 and, in connection therewith, certain objections have been filed against each of the proposed plans of reorganization. No assurances can be given that either proposed plan of reorganization will be confirmed by the Bankruptcy Court.

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Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in the Company’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Form 8-K Current Reports on file with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit
Number	Description of Document

99.1	Plan Supplement To The Chapter 11 Trustee’s Amended Joint
Plan Of Reorganization
99.2	Initial Plan Supplement To The Second Amended Plan Of
Reorganization Of The Official Committee Of Equity Security Holders
Of Coram Healthcare Corporation
99.3	Second Supplement To The Second Amended Plan Of
Reorganization Of The Official Committee Of Equity Security Holders
Of Coram Healthcare Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORAM HEALTHCARE CORPORATION

Date: October 14, 2003	By:	/s/ SCOTT R. DANITZ

	Name: Title:	Scott R. Danitz Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

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Exhibit Index

Exhibit
Number	Description of Document

99.1	Plan Supplement To The Chapter 11 Trustee's Amended Joint
Plan Of Reorganization
99.2	Initial Plan Supplement To The Second Amended Plan Of
Reorganization Of The Official Committee Of Equity Security Holders
Of Coram Healthcare Corporation
99.3	Second Supplement To The Second Amended Plan Of
Reorganization Of The Official Committee Of Equity Security Holders
Of Coram Healthcare Corporation

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